EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Coastal Bancorp, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on August 8, 2003 (the "Report"), I, Manuel
J. Mehos, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:     8/8/03                            By     /s/  Manuel  J. Mehos
           ------                                   ---------------------
                                             Manuel  J.  Mehos
                                             Chairman  of  the  Board  and Chief
                                             Executive  Officer


(A signed original of this written statement required by Section 906 has been provided to Coastal Bancorp, Inc. and will be retained by Coastal Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.)


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